Principal Funds, Inc.
Supplement dated January 5, 2021
to the Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR EQUITY INCOME FUND
Delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Daniel R. Coleman (since 2010), Portfolio Manager
•Sarah E. Radecki (since 2021), Portfolio Manager
•Nedret Vidinli (since 2017), Portfolio Manager

MANAGEMENT OF THE FUNDS
Delete references to David W. Simpson.
Under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following alphabetically to the list of portfolio managers:
Sarah E. Radecki joined Principal in 1999. Ms. Radecki earned bachelor’s degrees in political science and economics from Saint Mary’s College of California and a master’s degree in economics from the University of California at Santa Barbara. She has earned the right to use the Chartered Financial Analyst designation.

APPENDIX B
Add the following alphabetically to Appendix B:
US Bancorp Investments, Inc. (“USBI”)
Effective February 2021, Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, where the shares are held in an omnibus account at the fund, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.